UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 10, 2006

(Date of Report; Date of Earliest Event Reported)
JCM PARTNERS, LLC
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-32653	94-3364323

(Commission File Number)	(IRS Employer Identification No.)

2151 Salvio Street, Suite 325, Concord, CA	94520

(Address of Principal Executive Offices)	(ZIP Code)
(925) 676-1966

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Section 8 — Other Events
Item 8.01.  Other Events.
On February 10, 2006, the Company finalized the revised Description of Securities filed as an exhibit hereto. This document was revised to reflect the exercise and expiration of the Class 1 Unit Put Rights and other matters. See also our Current Report on Form 8-K (September 28, 2005 event date) filed with the SEC on October 4, 2005 where we reported on the exercise and expiration of the Class 1 Unit Put Rights.
On February 10, 2006, the Company finalized the revised Summary of the Operating Agreement filed as an exhibit hereto. This document was revised to reflect the amendment to Section 7.4.3 of our Operating Agreement approved by our Members on June 21, 2005 and certain other matters. See our Current Report on Form 8-K (June 21, 2005 event date) filed with the SEC on June 27, 2005 where we previously discussed this amendment to our Operating Agreement.
Section 9—Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits.
(d)	The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Description of Securities (as revised February 10, 2006)

99.2	Summary of the Operating Agreement (as revised February 10, 2006)

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JCM PARTNERS, LLC

Date: February 10, 2006	/s/ Gayle M. Ing

Gayle M. Ing
President and Chief Executive Officer

3

Exhibit Index

Exhibit Number	Description
99.1	Description of Securities (as revised February 10, 2006)

99.2	Summary of the Operating Agreement (as revised February 10, 2006)

4